UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                           December 29, 2010
                           -----------------

                             Monster Offers
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-53266                          26-1548306
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                     P.O. Box 1092, Bonsall, CA  92003
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (760) 208-4905
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 29, 2010, Monster Offers (the "Company"), a Nevada corporation (OTCBB: MONT) (the "Company"), executed a drawdown equity financing agreement and registration rights agreement (collectively the "Agreements") with Auctus Private Equity Fund, LLC ("Auctus").

In accordance with the Agreements, Auctus has committed, subject to certain conditions, to purchase up to $10 million of the Company's Common stock, par value $0.001, over a term of up to three years. Although the Company is not mandated to sell shares under the Agreements, the Agreements give the Company the option to sell to Auctus shares of Common Stock at a per share purchase price of equal to 97% of the lowest closing bid price during the five trading days following the Company's delivery of notice to Auctus (the "Notice"). At its option, the Company may set a floor price under which Auctus may not sell the shares which were the subject of the Notice. The maximum amount of Common Stock that the Company can sell pursuant to any Notice is the greater of: (i) an amount of shares with an aggregate maximum purchase price of $500,000 or
(ii) 200% of the average daily the trailing ten (10) days preceding the Drawdown Notice date whichever is of a larger value.

Auctus is not required to purchase the shares, unless the shares which are subject to the Notice have been registered for resale and are freely tradable in accordance with the Federal securities laws, including the Securities Act of 1933, as amended. The Company is obligated to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-1 within 30 days from the date of the Agreements and to use all commercially reasonable efforts to have such registration statement declared effective by the SEC within 120 days of filing.

The Company has agreed to pay Auctus a non-refundable origination fee equal to Two Thousand Five Hundred Dollars ($2,500) which will be paid immediately upon execution of the Drawdown Equity Financing Facility term sheet and Five Thousand Dollars ($5,000) in cash which will be taken out of the proceeds of the first Drawdown.


Item 9.01    Exhibits

Exhibit

10.6 Drawdown Equity Financing Agreement between Monster Offers and Auctus Private Equity Fund, LLC dated December 23, 2010.

10.7 Registration Rights Agreement between Monster Offers and Auctus Private Equity Fund, LLC dated December 23, 2010.




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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Monster Offers
                                   ---------------------------
                                           Registrant

                                By: /s/ Paul Gain
                                ------------------------------------
                                Name:   Paul Gain
                                Title:  Chairman and CEO


Dated:  January 3, 2011

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